UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 26, 2017

ENERPULSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

Nevada	27-2969241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address and zip code of principal executive offices)

(505) 842-5201
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Existing Amended and Restated Senior Subordinated Secured Convertible Notes due 2018

As previously reported, on February 19, 2015, Enerpulse Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “2015 Purchase Agreement”) with a group of institutional and accredited investors and certain executives and directors of the Company (the “2015 Investors”). Pursuant to the terms of the 2015 Purchase Agreement, the Company issued and sold to the 2015 Investors senior secured convertible notes in the aggregate original principal amount of $3,048,750, and warrants to purchase up to 7,621,875 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On July 26, 2016, the Company and each of the 2015 Investors entered into senior secured convertible note amendment agreement and waiver and the Company, among other things, issued to the 2015 Investors amended and restated senior subordinated secured convertible notes in the aggregate original principal amount of $3,048,750 (the “First 2015 Amended and Restated Notes”).

On January 26, 2017, the Company and 2015 Investors holding 54% of the issued and outstanding First 2015 Amended and Restated Notes entered into senior subordinated secured convertible note amendment agreement and waiver (the “Second 2015 Amendment and Waiver”) and the Company, among other things, issued to the 2015 Investors amended and restated senior subordinated secured convertible notes in the aggregate original principal amount of $3,048,750 (the “Second 2015 Amended and Restated Notes”).

Pursuant to the Second Amendment and Waiver, 2015 Investors holding 54% of the issued and outstanding First 2015 Amended and Restated Notes, among other things:

●	agreed and irrevocably consented to the Second 2015 Amendment and Waiver and the issuance by the Company of the Second 2015 Amended and Restated Notes;

●	agreed and consented to the issuance by the Company of the 2017 Passaic Note (as defined below) and the 2017 Other Notes (as defined below);

●	agreed not to pursue until June 30, 2017, and waived until June 30, 2017, any of their remedies under the First 2015 Amended and Restated Notes and the Second 2015 Amended and Restated Notes as result of certain Events of Default (as defined in the First 2016 Amended and Restated Notes) occurring before such date;

●	agreed that there will be no downward adjustment of the conversion price of the First 2015 Amended and Restated Notes and the Second 2015 Amended and Restated Notes in connection with the issuance by the Company of the 2017 Passaic Note and the 2017 Other Notes;

●	agreed not to pursue and irrevocably waived the right to receive any amounts owed, or which in the future may be owed, to the Investors or the other holders of the First 2015 Amended and Restated Notes and the Second 2015 Amended and Restated Notes, as a result of the Company’s failure for any reason to satisfy the requirements of Rule 144(c)(1); and

●	agreed not to pursue until June 30, 2017, and waived until June 30, 2017, any of its remedies under the registration rights agreement, dated as of February 19, 2015, by and among the Company and the 2015 Investors as a result of any Maintenance Failure (as defined in such registration rights agreement) occurring before such date.

Pursuant to the 2015 Second Amended and Restated Notes, among other things:

●	subject to Passaic fulfilling certain conditions and subject to the beneficial ownership limits, Passaic may require the mandatory conversion of all or any principal portion of the Second 2015 Amended and Restated Notes; provided that such mandatory conversion will only be effected by the Company if Passaic simultaneously delivers to the Company irrevocable executed notice of conversions with respect all of its then outstanding 10% Senior Secured Convertible Note due 2019 (the “2016 Passaic Note”) issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of July 27, 2016, by and among the Company and Passaic, and the 2017 Passaic Note; and

●	the payment of any and all of the principal amount of and interest on the Second 2015 Amended and Restated Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Permitted Senior Indebtedness (as defined in the First 2015 Amended and Restated Notes), which Permitted Senior Indebtedness includes the 2016 Passaic Note, the 2017 Passaic Note, the 2017 Other Notes and the 2016 Amended and Restated Notes (as defined below).

The foregoing descriptions of the Second 2015 Amended and Restated Notes and the Second 2015 Amendment and Waiver are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 4.1, and Exhibit 10.1, respectively, and are incorporated herein by reference.

Amendment to Existing Senior Subordinated Secured Convertible Notes due 2019

As previously reported, on July 26, 2016, the Company entered into a securities purchase agreement (the “2016 Purchase Agreement”) with a group of institutional and accredited investors and certain executives and directors of the Company (the “2016 Investors”). Pursuant to the terms of the 2016 Purchase Agreement, the Company issued and sold to the 2016 Investors senior subordinated secured convertible notes in the aggregate original principal amount of $402,500 (the “2016 Notes”).

On January 26, 2017, the Company and 2016 Investors holding 79% of the issued and outstanding 2016 Notes entered into senior subordinated secured convertible note amendment agreement and waiver (the “2016 Amendment and Waiver”) and the Company, among other things, issued to the 2016 Investors amended and restated senior subordinated secured convertible notes in the aggregate original principal amount of $402,500 (the “2016 Amended and Restated Notes”).

Pursuant to the 2016 Amendment and Waiver, 2016 Investors holding 79% of the issued and outstanding 2016 Notes, among other things:

●	agreed and irrevocably consented to the 2016 Amendment and Waiver and the issuance by the Company of the 2016 Amended and Restated Notes;

●	agreed and consented to the issuance by the Company of the 2017 Passaic Note and the 2017 Other Notes;

●	agreed not to pursue until June 30, 2017, and waived until June 30, 2017, any of their remedies under the 2016 Notes and the 2016 Amended Restated Notes as result of certain Events of Default (as defined in the 2016 Notes) occurring before such date;

●	agreed that there will be no downward adjustment of the conversion price of the 2016 Notes and the 2016 Amended and Restated Notes in connection with the issuance by the Company of the Passaic Note and the 2017 Other Notes;

●	agreed not to pursue and irrevocably waived the right to receive any amounts owed, or which in the future may be owed, to the 2016 Investors or the other holders of the 2016 Notes and the 2016 Amended and Restated Notes, as a result of the Company’s failure for any reason to satisfy the requirements of Rule 144(c)(1); and

●	agreed not to pursue until June 30, 2017, and waived until June 30, 2017, any of its remedies under the registration rights agreement, dated as of July 26, 2016, by and among the Company and the 2016 Investors as a result of any Maintenance Failure (as defined in such registration rights agreement) occurring before such date.

Pursuant to the 2016 Amended and Restated Notes, among other things:

●	subject to Passaic fulfilling certain conditions and subject to the beneficial ownership limits, Passaic may require the mandatory conversion of all or any principal portion of the 2016 Amended and Restated Notes; provided that such mandatory conversion will only be effected by the Company if Passaic simultaneously delivers to the Company irrevocable executed notice of conversions with respect all of its then outstanding 2016 Passaic Note and the 2017 Passaic Note; and

●	the payment of any and all of the principal amount of and interest on the 2016 Amended and Restated Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the Permitted Senior Indebtedness (as defined in the Amended and Restated Notes), which Permitted Senior Indebtedness includes the 2016 Passaic Note, the 2017 Passaic Note and the 2017 Other Notes.

The foregoing descriptions of the 2016 Amended and Restated Notes and the 2016 Amendment and Waiver are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 4.2, and Exhibit 10.2, respectively, and are incorporated herein by reference.

Securities Purchase Agreements

Passaic River Capital, LLC

On January 26, 2017, the Company entered into a securities purchase agreement (the “Passaic Purchase Agreement”) with Passaic River Capital LLC (“Passaic”). Pursuant to the terms of the Passaic Purchase Agreement, the Company issued and sold to Passaic a senior secured convertible note in the aggregate original principal amount of $37,500 (the “2017 Passaic Note”).

2017 Investors

On January 26, 2017, the Company entered into a securities purchase agreement (the “2017 Purchase Agreement”) with two accredited investors (the “2017 Investors). Pursuant to the terms of the 2017 Purchase Agreement, the Company issued and sold to the 2017 Investors senior subordinated secured convertible notes in the aggregate original principal amount of $56,000.00 (the “2017 Other Notes”).

In connection with the sale of the 2017 Passaic Note and the 2017 Other Notes, (i) the Company entered into a registration rights agreement with Passaic and the 2017 Investors (the “Registration Rights Agreement”), (ii) the Company and its subsidiary entered into a security and pledge agreement in favor of the collateral agent for Passaic and the 2017 Investors (the “Security Agreement”), and (iii) the subsidiary of the Company entered into a guaranty in favor of the collateral agent for the Passaic and the 2017 Investors (the “Guaranty”).

Each of the Passaic Purchase Agreement and the 2017 Purchase Agreement provides, among other things, that the Company will not (i) issue any securities from the period commencing on January 26, 2017 and ending on the 90th day after such date, subject to certain exceptions, (ii) enter into a variable rate transaction at any time while the 2017 Passaic Note and the 2017 Other Notes are outstanding, or (iii) file any registration statement, or grant registration rights that can be exercised, prior to the earlier of (A) the date that a registration statement for the resale of all of the registrable securities covered by the Registration Rights Agreement becomes effective and remains in effect and (B) the date that such registrable securities are eligible for resale under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

Description of the 2017 Passaic Note and the 2017 Other Notes

Unless earlier converted or redeemed, the 2017 Passaic Note and the 2017 Other Notes will mature on January 27, 2020 (“Maturity Date”), subject to the right of Passaic or the 2017 Investors, as the case may be, to extend the date under certain circumstances. The 2017 Passaic Note bears interest at a rate of 12% per annum, subject to increase to 18% per annum upon the occurrence and continuance of an event of default (as described below). The 2017 Other Notes bear interest at a rate of 15% per annum, subject to increase to 18% per annum upon the occurrence and continuance of an event of default (as described below). Interest on the 2017 Passaic Note and the 2017 Other Notes is payable in arrears on the Maturity Date in shares of Common Stock or cash, at the Company’s option.

The payment of any and all of the principal amount of and interest on the 2017 Other Notes (and all other obligations thereunder) is subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the 2017 Passaic Note and the 2016 Passaic Note. The payment of any and all of the principal amount of and interest on the Second 2015 Amended and Restated Notes (and all other obligations thereunder) and the 2016 Amended and Restated Notes (and all other obligations thereunder) are subordinated and made junior to the payment of the principal amount, redemption premium, if any, all interest and any other amounts due on the 2016 Passaic Note, the 2017 Passaic Note and the 2017 Other Notes.

All amounts due under the 2017 Passaic Note and the 2017 Other Notes are convertible at any time, in whole or in part, at the option of the noteholders into shares of Common Stock at a fixed, initial conversion price of $0.005 per share (the “Conversion Price”), which is subject to adjustment for stock splits, stock dividends, combinations or similar events. If and whenever after the closing the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.

Subject to Passaic fulfilling certain conditions and subject to the beneficial ownership limits, Passaic may require the mandatory conversion of all or any principal portion of the 2017 Other Notes; provided that such mandatory conversion will only be effected by the Company if Passaic simultaneously delivers to the Company irrevocable executed notice of conversions with respect all of its then outstanding 2016 Passaic Note and the 2017 Passaic Note. Subject to the Company fulfilling certain conditions, including beneficial ownership limits in the case of the 2017 Investors, the Company may require the mandatory conversion of all or any principal portion of the 2017 Passaic Note and the 2017 Other Notes (accompanied by a cash payment to the noteholders of an amount equal to all accrued and unpaid interest and all interest that would have accrued on such principal through the Maturity Date) if the closing price of the Common Stock for any 20 trading days during any 30 consecutive trading day period equals or exceeds $0.03, as adjusted for stock splits, stock dividends, combinations or similar events.

A 2017 Note may not be converted and shares of Common Stock may not be issued under the July Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99%, at the election of the holder made as of the Closing, of the outstanding shares of common stock. At each holder’s option, the cap may be raised or lowered to any other percentage not in excess of 4.99%, except that any increase will only be effective upon 61-days’ prior notice to the Company.

The 2017 Passaic Note and the 2017 Other Notes contain certain covenants and restrictions, including, among others, that, for so long as the 2017 Passaic Note and the 2017 Other Notes are outstanding, the Company will not (i) incur any indebtedness or permit liens on its properties or assets other than permitted indebtedness and permitted liens under the 2017 Passaic Note and the 2017 Other Notes, as applicable, (ii) redeem or repay any indebtedness while an event of default has occurred and is continuing under the Passaic Note and the 2016 Notes or if such redemption or repayment will result in an event of default under the 2017 Passaic Note and the 2017 Other Notes, as the case may be, or (iii) redeem equity interests or pay cash dividends. Events of default under the 2017 Passaic Note and the 2017 Other Notes include, among others, failure to pay principal or interest on the Second 2015 Amended and Restated Notes, the 2016 Amended and Restated Notes, the 2017 Passaic Note and the 2017 Other Notes, failure to file and maintain an effective registration statement, or comply with certain covenants under the 2017 Passaic Note and the 2017 Other Notes.

Registration Rights Agreement

In connection with the Passaic Purchase Agreement and the 2017 Purchase Agreement, the Company entered into the Registration Rights Agreement with Passaic and the 2017 Investors pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register 125% of the Shares and the shares of Common Stock issuable upon conversion of the 2017 Passaic Note and the 2016 Notes. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement by the 90 day after the Closing Date and to use its reasonable best efforts for the registration statement to be declared effective by the earlier of (i)(A) 90 calendar days after the Closing if the registration statement is not subject to a full review by the SEC or (B) 150 calendar days if the registration statement is subject to full review by the SEC and (ii) the fifth business day after the date the Company is notified by the SEC that the registration statement will not be reviewed or is not subject to further review. If the Company is unable to meet its obligations to file, obtain and maintain effectiveness of the registration statement under the Registration Rights Agreement, it may be required to pay certain cash damages to holders of the 2017 Passaic Note and the 2017 Other Notes.

Security Agreement and Guaranty

The obligations of the Company under the 2017 Passaic Note and the 2017 Other Notes are secured by all of the assets of the Company and its subsidiary (the “Collateral”) pursuant to the terms of the Security Agreement which confers on Passaic and the 2017 Investors a first-priority security interest in the Collateral, subject to permitted liens which may have priority over such security interest. The Security Agreement also contains customary representations, warranties and covenants. In addition, all of the obligations of the Company under the Passaic Note and the 2016 Notes are guaranteed by the Company’s subsidiary pursuant to the terms of the Guaranty.

The foregoing descriptions of the 2017 Passaic Note, the 2017 Other Notes, the Passaic Purchase Agreement, the 2017 Purchase Agreement, the Registration Rights Agreement, the Security Agreement and the Guaranty are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 4.3, Exhibit 4.4, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the description of the private placement of the 2017 Passaic Note and the 2017 Other Notes is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the description of the private placement of the 2017 Passaic Note and the 2017 Other Notes is incorporated by reference into this Item 3.02.

The purchasers in the private placement are accredited investors and the 2017 Passaic Note and the 2017 Other Notes were issued in a private placement without registration in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act relating to sales by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Form of Second 2015 Amended and Restated Senior Subordinated Secured Convertible Notes.

4.2	Form of 2016 Amended and Restated Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $402,500 issued to the 2016 Investors.

4.3	Form of Senior Secured Convertible Note in the aggregate original principal amount of $37,500 issued to Passaic.

4.4	Form of Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $56,000 issued to the 2017 Investors.

10.1	Form of Senior Subordinated Secured Convertible Note Amendment Agreement and Waiver between the Company and certain of the 2015 Investors.

10.2	Form of Senior Subordinated Secured Convertible Note Amendment Agreement and Waiver between the Company and certain of the 2016 Investors.

10.3	Form of Securities Purchase Agreement between the Company and Passaic.

10.4	Form of Securities Purchase Agreement between the Company and the 2017 Investors.

10.5	Form of Registration Rights Agreement.

10.6	Form of Security Agreement.

10.7	Form of Guaranty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERPULSE TECHNOLOGIES, INC. (Registrant)

Date: February 2, 2017	By:	/s/ Bryan Templeton
	Name:	Bryan Templeton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Second 2015 Amended and Restated Senior Subordinated Secured Convertible Notes.

4.2	Form of 2016 Amended and Restated Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $402,500 issued to the 2016 Investors.

4.3	Form of Senior Secured Convertible Notes in the aggregate original principal amount of $37,500 issued to Passaic.

4.4	Form of Senior Subordinated Secured Convertible Notes in the aggregate original principal amount of $56,000 issued to the 2017 Investors.

10.1	Form of Senior Subordinated Secured Convertible Note Amendment Agreement and Waiver between the Company and certain of the 2015 Investors.

10.2	Form of Senior Subordinated Secured Convertible Note Amendment Agreement and Waiver between the Company and certain of the 2016 Investors.

10.3	Form of Securities Purchase Agreement between the Company and Passaic.

10.4	Form of Securities Purchase Agreement between the Company and the 2017 Investors.

10.5	Form of Registration Rights Agreement.

10.6	Form of Security Agreement.

10.7	Form of Guaranty.